NEW PEOPLES BANKSHARES INC

2021 Annual Shareholders’ Meeting

INTRODUCTION OF DIRECTORS

- Harold Lynn Keene, Chairman
- B. Scott White, Vice-Chairman
- C. Todd Asbury
- Tim W. Ball
- Gina Preservati-Boggess
- J. Robert Buchanan
- Joe M. Carter
- John D. Cox
- Charles Gent
- Eugene S. Hearl
- Michael G. McGlothlin
- Fred W. Meade

NEW PEOPLES
BANKSHARES INC



In Honor of
Fred W. Meade

WHEREAS, Fred W. Meade retired, after completing outstanding service to New Peoples Bankshares, Inc. and Subsidiaries since 1998; and

WHEREAS, Mr. Meade provided excellent leadership and service to New Peoples Bankshares, Inc. and Subsidiaries by serving as a Board member and made a number of significant contributions to the Company, and

WHEREAS, Mr. Meade has earned the admiration and respect of the Board of Directors, employees, shareholders, and customers at New Peoples Bankshares, Inc. and Subsidiaries for his dedication, integrity, enthusiasm, professionalism, and hard work;

NOW, THEREFORE, BE IT RESOLVED, the the Board of Directors herewith expresses its sincere gratitude for the invaluable contributions he has made to New Peoples Bankshares, Inc. and Subsidiaries;

FUTHERMORE RESOLVED, this Board of Directors extends to Fred W. Meade and his family blessings for good health and best wishes for the future; and

BE IT FURTHER RESOLVED, this resolution be spread upon the permanent minutes of the Board and that copies be sent to Mr. Meade to share with his family.

Cautionary Statement Regarding Forward-Looking Statements

This presentation includes forward-looking statements. These forward-looking statements are based on current expectations that involve risks, uncertainties, and assumptions. Should one or more of these risks or uncertainties materialize or should underlying assumptions prove incorrect, actual results may differ materially. These risks include: changes in business or other market conditions; the timely development, production and acceptance of new products and services; the challenge of managing asset/liability levels; the management of credit risk and interest rate risk; the difficulty of keeping expense growth at modest levels while increasing revenues; and other risks detailed from time to time in the Company's Securities and Exchange Commission reports including, but not limited to, the most recent quarterly report filed on Form 10-Q, current reports filed on Form 8-K, and the Annual Report on Form 10-K for the most recent fiscal year end. Pursuant to the Private Securities Litigation Reform Act of 1995, the Company does not undertake to update forward-looking statements to reflect circumstances or events that occur after the date the forward-looking statements are made.

Vision

New Peoples Bank is
the financial institution of choice
in the Central Appalachia communities we serve,
providing innovative solutions
and personalized service
in a manner that improves the lives of our
customers, employees and investors.

Mission

New Peoples Bank provides high-quality,
state-of-the-art, golden-rule banking services to our
communities while generating
a reasonable return to our stockholders
and providing
a challenging and rewarding work environment
for our family of employees.

Strategic Focus

- Improve earnings by maximizing efficiencies, growing earning assets and increasing non-interest income revenue
- Manage risks to an acceptable level while improving capital levels and proactively safeguarding asset quality
- Recruit, develop, reward, support and equip a high-performing workforce
- Enhance customer experience through superior service, state of the art digital banking solutions, relevant products, and community presence
- Strategically grow in targeted markets and segmented demographics
- Generate profits to provide sufficient capital for growth and dividends while enhancing shareholders' value, return and liquidity

Strategic Focus

Improve earnings by maximizing efficiencies, growing earning assets and increasing non-interest income revenue

Efficiency Ratio (Bank Only)
December 31, 2017 through March 31, 2021


120.00%
110.00%
100.00%
90.00%
80.00%
70.00%
60.00%
50.00%
86.67%
92.95%
83.64%
79.51%
72.96%
64.32%
63.60%
63.95%
62.70%
60.68%
2017
2018
2019
2020
3/31/2021
Efficiency Ratio
Peer Data $300 Million to $1 Billion

Peer Data Source: FDIC Uniform Bank Performance Report

NEW PEOPLES BANKSHARES INC

Q4 2019, 2020 and 2021
Project Accelerate


GROWTH
TACTICS
PLAN
PROFIT
SALES
SUCCESS
STRATEGY
CREATIVITY

Project Accelerate Results

- Hired a consultant specializing in bank performance and efficiency improvements
- Made significant process changes to utilize technology and reduce unnecessary activity
- Reorganized the bank structure to align with strategic plan
- Reduced staffing with an estimated $1.6 million in expense reduction
- Reviewed service charges and fees and made changes in 2020
- Developing mortgage, financial services, and other revenue sources to increase earnings in the future
- Developing marketing and customer relationship management system for further growth
- Total anticipated revenue enhancements and costs savings are to exceed $3.0 million annually
- Goal is to get to High performing bank results

Strategic Balance Sheet Trend

(In Millions)

December 31, 2017 – March 31, 2021


Dollars in millions
$1,000
$950
$900
$850
$800
$750
$700
$650
$600
$550
$500
$450
$400
810.3
721.0
594.5

	2017	2018	2019	2020	3/31/2021
Total Assets	666.7	682.1	706.4	756.3	810.3
Total Loans	513.0	547.1	562.5	575.6	594.5
Total Deposits	582.5	596.0	621.5	668.0	721.0

NEW PEOPLES BANKSHARES INC

Net Income Trend (In thousands)

Last Five Quarters March 31, 2020 through March 31, 2021



Quarterly Net Income
Dollars in thousands
$3,000
$2,500
$2,000
$1,500
$1,000
$500
$0

	3/31/2020	6/30/2020	9/30/2020	12/31/2020	3/31/2021
Net Income	$46	$29	$1,424	$1,391	$1,585

NEW PEOPLES BANKSHARES INC

Strategic Focus

Manage risks to an acceptable level while improving capital levels and proactively safeguarding asset quality


Covid-19

COVID- 19 Pandemic Response

- Pandemic Team
  - Activated and meets on weekly basis to discuss current conditions and to document actions by the team
  - Policies and procedures have been update or created to address pandemic concerns for employee and customer safety
- Payroll Protection Program Loans
  - We made 1,035 loans totaling $64.5 million at March 31, 2021 and $26.9 million has been forgiven
- Loan Forbearance
  - Over $117 million received forbearance
  - The vast majority have resumed their payments
- Branches
  - Drive thru only and limited inside activities based on needs
  - Protective equipment and supplies made available
  - Remote work by some staff
  - Increase outreach to customers to encourage digital banking services
  - All offices have reopened lobbies with appropriate safety precautions used in April 2021

NEW PEOPLES BANKSHARES INC

Nonperforming Assets (In thousands)
December 31, 2017 through March 31, 2021


Nonperforming Assets
Dollars in thousands
$30,000
$25,000
$20,000
$15,000
$10,000
$5,000
$0

	2017	2018	2019	2020	3/31/2021
Total NPAs	$14,423	$12,306	$8,549	$8,882	$8,697
OREO	$6,859	$5,937	$3,393	$3,334	$3,342
Nonaccrual Loans	$7,564	$6,369	$5,156	$5,548	$5,355
90 Days + Accruing Interest	$-	$-	$-	$-	$-

NEW PEOPLES BANKSHARES INC

Loan Classifications (In thousands)

December 31, 2017 through March 31, 2021

Loans by Classification



3/31/2021
2020
2019
2018
2017
$0
$5,000
$10,000
$15,000
$20,000
$25,000
$30,000

	2017	2018	2019	2020	3/31/2021
Special Mention	$12,076	$10,510	$8,832	$14,614	$15,327
Substandard	$11,883	$7,274	$4,846	$5,408	$5,154
Doubtful	$-	$-	$286	$-	$138

Dollars in thousands

NEW PEOPLES BANKSHARES INC

ALLL Trends (In thousands & percentage)
December 31, 2017 through March 31, 2021


ALLL Trends
Dollars in thousands
$10,000
$9,000
$8,000
$7,000
$6,000
$5,000
$4,000
$3,000
$2,000
$1,000
$0
1.40%
1.20%
1.00%
0.80%
0.60%
0.40%
0.20%
0.00%
1.21%
0.98%
0.95%
1.12%
1.19%
1.25%
1.23%

	2017	2018	2019	6/30/20	9/30/20	12/31/2020	3/31/2021
ALLL	$6,196	$5,336	$5,368	$6,575	$6,987	$7,191	$7,293
ALLL as % of Total Loans	1.21%	0.98%	0.95%	1.12%	1.19%	1.25%	1.23%

NEW PEOPLES BANKSHARES INC

Provision for Loan Losses as Compared to Net Charge Offs (In thousands)

December 31, 2017 through YTD March 31, 2021



Dollars in thousands
$3,000
$2,750
$2,500
$2,250
$2,000
$1,750
$1,500
$1,250
$1,000
$750
$500
$250
$0

	2017	2018	2019	2020	3/31/2021
Provision for Loan Loss	$450	$252	$2,050	$2,300	$186
Net Charge Offs	$326	$1,112	$2,018	$477	$84

NEW PEOPLES BANKSHARES INC

Capital Ratio Trend – Actual
Tier 1 Leverage Ratio (Bank Only)
December 31, 2017 through March 31, 2021



11.00%
10.00%
9.00%
8.00%
7.00%
6.00%
5.00%

	2017	2018	2019	2020	3/31/2021
Leverage Ratio	9.56%	9.59%	9.43%	9.49%	9.41%
Short Term Goal	9.00%	9.00%	9.00%	9.00%	9.00%
Long Term Goal	10.00%	10.00%	10.00%	10.00%	10.00%

NEW PEOPLES BANKSHARES INC

Strategic Focus

Recruit, develop, reward, support and equip a high-performing workforce

Strategic Focus

Enhance customer experience through superior service, state of the art digital banking solutions, relevant products, and community presence

Strategic Focus

Strategically grow in targeted markets and segmented demographics

Kingsport, Tennessee Relocation Q3 2020



Boone, NC Loan Production Office Q4 2020







Proposed - Bristol State Street Location 2021


NEW PEOPLES BANK

Strategic Focus

Generate profits to provide sufficient capital for growth and dividends while enhancing shareholders' value, return and liquidity

Retained Deficit Trend (In thousands)

December 31, 2010 through March 31, 2021


Dollars in thousands
$20,000
$15,000
$10,000
$5,000
$0
-$5,000
-$10,000
-$15,000
-$20,000
(3,394)

	2010	2011	2012	2013	2014	2015	2016	2017	2018	2019	2020	3/31/2021
Retained Deficit	(4,175)	(13,084)	(19,408)	(17,924)	(17,685)	(15,022)	(14,065)	(10,847)	(9,928)	(7,869)	(4,979)	(3,394)

NEW PEOPLES BANKSHARES INC

Stock Price & Book Value Trend

December 31, 2013 – May 17, 2021


Dollars
$3.00
$2.75
$2.50
$2.25
$2.00
$1.75
$1.50
$1.25
$1.00
$0.75
$0.50
$0.25
$0.00

	2013	2014	2015	2016	2017	2018	2019	2020	3/31/21	5/17/2021 *
Stock Price	$1.00	$1.26	$1.51	$1.75	$2.00	$2.00	$2.02	1.65	1.93	2.03
Book Value	1.83	1.87	1.97	2.01	2.13	2.14	2.28	2.43	2.48	
High	2.20	1.36	1.68	1.75	2.40	2.40	2.40	2.10	1.93	2.08
Low	1.00	1.00	1.30	1.36	1.60	1.40	1.50	1.40	1.93	1.93

* At May 17, 2021

NEW PEOPLES BANKSHARES INC

Thank you!

Market Makers
OTCMKTS: NWPP

Janney Montgomery Scott LLC
1475 Peachtree St. NE, Suite 800
Atlanta, GA 30309
Office: 800.526.6397

DA Davidson & Co.
121 W. Forsyth St., Suite 820
Jacksonville, FL 32202
Office: 888.877.6807